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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                    COMPUTER ACCESS TECHNOLOGY CORPORATION
            (Exact name of registrant as specified in its charter)


         Delaware                                   77-0302527
(State or other jurisdiction of        (I.R.S. Employer Identification Number)
incorporation or organization)

                               2403 Walsh Avenue
                             Santa Clara, CA 95051

                   (Address of Principal Executive Offices)
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
If this form relates to the registration of    If this form relates to the
a class of securities pursuant to Section      registration of a class of
12(b) of the Exchange Act and is effective     securities pursuant to Section 12(g)
pursuant to General Instruction A.(c),         of the Exchange Act and is effective
please check the following box. [ ]            pursuant to General Instruction
                                               A.(d), please check the following
                                               box. [X]

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     Securities Act registration statement file number to which this form relates: 333-43866

                                                                 (If applicable)
     Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class            Name of each exchange on which
          to be so registered            each class is to be registered
          -------------------            ------------------------------

            Not Applicable                       Not Applicable

     Securities to be registered pursuant to Section 12(g) of the Act:

_________________________________Common Stock___________________________________
                               (Title of Class)
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Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1 (File No. 333-43866) (the "Registration Statement") initially filed with the Securities and Exchange Commission (the "Commission") on August 16, 2000.

Item 2.   Exhibits.
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Exhibit
Number                                            Description
-------                                           -----------

1*        Amended and Restated Certificate of Incorporation of the Registrant

2*        Bylaws of the Registrant.

3*        Form of Specimen Common Stock Certificate.

4* Investors Rights Agreement dated September 26,2000, by and between the Registrant and Toyo Corporation.

5* Investors Rights Agreement dated September 28, 2000, by and between the Registrant and Agilent Technologies, Inc.


                                      2

______
  *Previously filed or to be filed with the Commission as an exhibit to the Registrant's Registration Statement on Form S-1, and amendments thereto, such exhibits being incorporated by reference herein.
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                                   SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  October 30, 2000                      /S/ DAN WILNAI
                                             -----------------------------------
                                             Dan Wilnai, President and Chief
                                             Executive Officer